The Lord Abbett Family of Funds1

Supplement dated December 29, 2017

to the Statements of Additional Information

References throughout the Funds’ statements of additional information are amended to reflect the following changes in the composition of the Boards of Directors/Trustees of the Funds (collectively, the “Board”) as of the applicable date indicated below:

•	Robert B. Calhoun, Jr. will retire from the Board effective December 31, 2017.

•	The Board has appointed Kathleen M. Lutito and Karla M. Rabusch to serve on the Board effective December 30, 2017. Mses. Lutito and Rabusch each will be deemed to be an independent Director/Trustee of the Funds. Ms. Lutito will serve on the Contract, Nominating and Governance, and Proxy Committees. Ms. Rabusch will serve on the Audit, Contract, and Nominating and Governance Committees. The following information about Mses. Lutito and Rabusch is added to the Funds’ statements of additional information effective December 30, 2017:

Name, Address, and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During Past Five Years
Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director/Trustee since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director/Trustee since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003 – 2017); President of Wells Fargo Funds (2003 – 2016). Other Directorships: None.

Qualifications of Board Members

Independent Board Members:

•	Kathleen M. Lutito. Financial services industry experience, financial expertise, leadership experience, and corporate governance experience.

•	Karla M. Rabusch. Chief executive officer experience, mutual fund industry experience, financial expertise, and corporate governance experience.

Please retain this document for your future reference.

[1]	When used in this supplement, the term “the Fund” refers to each of the Lord Abbett Funds. In addition, references to the Fund’s directors include trustees, as applicable.